UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2008

CORPORATE PROPERTY ASSOCIATES 14
INCORPORATED
(Exact name of registrant as specified in its charter)

Maryland	000-25771	13-3951476

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
50 Rockefeller Plaza New York, NY		10020

(Address of principal executive offices)		(Zip Code)

(212) 492-1100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     The registrant announced today that in order to preserve a majority of independent directors pursuant to its By-Laws, Mr. Gordon F. DuGan resigned as a Director effective July 30, 2008. Mr. DuGan will continue to serve as Chief Executive Officer of the registrant.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CORPORATE PROPERTY ASSOCIATES 14 INCORPORATED

Date: July 30, 2008	By: /s/ Mark J. DeCesaris Mark J. DeCesaris, Managing Director and Acting Chief Financial Officer